EXHIBIT 23.2

                              CONSENT OF INDEPENDENT AUDITORS


        We hereby consent to the incorporation by reference in this Form S-8 of Old Line Bancshares, Inc. of our report dated January 15, 2003 relating to our audit of the financial statements of Old Line Bank as of December 31, 2002 and 2001 and for the years then ended.

                                                     /s/ ROWLES & COMPANY, LLP



Baltimore, Maryland
February 25, 2004